November 3, 2011

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	U.S. Geothermal Inc.

We have read the statements that we understand U.S. Geothermal Inc. will include in Item 4.01 of the Form 8-K report it will file regarding the recent change of certifying accountant. We agree with such statements made regarding our firm in Item 4.01 of the Form 8-K.

Sincerely,

/s/ MartinelliMick PLLC

MartinelliMick PLLC